UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2021
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CRYOLIFE, INC.

(Exact name of registrant as specified in its charter)
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Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia 30144
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

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(Former name or former address, if changed since last report)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CRY	NYSE

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5    Corporate Governance and Management

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers: Compensatory Arrangements of Certain Officers.

Election of Director

On September 20, 2021, the Board of Directors (the “Board”) of CryoLife, Inc. (the “Company”) appointed Anthony B. Semedo as a director and a member of the Compliance Committee of the Board, effective on October 1, 2021.

Mr. Semedo has over 40 years of U.S. and international experience in the medical device industry, serving most recently as Senior Vice President & President of Japan Operations at Medtronic. The Board appointed Mr. Semedo to serve as a director based on the entirety of his experience and skills, including his extensive knowledge of the medical device industry.

The Board has affirmatively determined that Mr. Semedo qualifies as an independent director under the categorical standards of the corporate governance rules of the New York Stock Exchange and as defined under applicable law.

In connection with his appointment to the Board, Mr. Semedo will receive the same equity and cash compensation for director service as the Company provides to other non-employee directors, which is disclosed in the Company’s definitive proxy statement filed March 30, 2021.

There are no transactions, or proposed transactions, to which the Company is or was a party and in which Mr. Semedo had a direct or indirect material interest that are required to be disclosed under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Semedo’s appointment to the Board is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Death of Director

Unrelatedly, the Company was informed on September 20, 2021 that Ronald D. McCall, Esq., a director of the Company since January 1984 and Presiding Director from December 2005 to March 2021, unexpectedly passed away. Mr. McCall was a very highly regarded director and made many significant contributions to the Company during his tenure. We are grateful for his service and dedication to the Company over these many years. We are deeply saddened by Mr. McCall’s death and extend our sincerest condolences to his family.

Section 9	Financial Statements and Exhibits.

Item 9.01(d)	Exhibits

(d)	Exhibits.

Exhibit Number	Description
99.1*	Press Release dated September 22, 2021

*This exhibit is furnished, not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2021

CRYOLIFE, INC.

By:	/s/ D. Ashley Lee
Name:	D. Ashley Lee
Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer